EXHIBIT 4.1

                        Form of Common Share Certificate

                       [Face of Common Share Certificate]

                            WORLDHEART
           COMMON SHARES                 COMMON SHARES
NUMBER                                                               SHARES
------                                                               ------
           THIS CERTIFICATE IS
           TRANSFERABLE IN THE
           CITY OF TORONTO,
           ONTARIO OR NEW YORK,
           NEW YORK

           INCORPORATED UNDER            SEE REVERSE FOR CERTAIN
           THE LAW OF THE                DEFINITIONS
           PROVINCE OF ONTARIO

                                         CUSIP 980905 20 2

                             WORLD HEART CORPORATION

THIS CERTIFIES THAT

is the owner of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE, OF

                             WORLD HEART CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate duly endorsed. Holders may surrender this Certificate to the Transfer Agent and Registrar in Toronto or the Co-Transfer Agent and Co-Registrar in New York.
     In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed.
Dated:

COUNTERSIGNED AND     CHASE MELLON         [SEAL OF WORLD        /s/ C. Ian Ross
REGISTERED:           SHAREHOLDER          HEART CORPORATION]    ----------------------
CIBC MELLON TRUST     SERVICES LLC                               CHAIRMAN
COMPANY
Transfer Agent and    Co-Transfer Agent                          /s/ Virginia Schweitzer
Registrar             and Co-Registrar                           -----------------------
                                                                 SECRETARY
By:                   By:
   ---------------       ---------------
Authorized Officer    Authorized Officer

                                                                     EXHIBIT 4.1


                        Form of Common Share Certificate

                      [Reverse of Common Share Certificate]

THE CLASS OF SHARES THAT THIS CERTIFICATE REPRESENTS HAS RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIOINS ATTACHED THERETO AND THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (I) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS AND (II) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONIS OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF TRAN MIN ACT        Custodian
TEN ENT - as tenants by the                             -------          -------
          entirety                                      (Cust.)          (Minor)
JT TEN  - as joint tenants with        under Uniform Transfers to Minors Act
          right of survivorship
          and not as tenants in              -------------------------------
          common                                        (State)

                                       UNIF GIFT MIN ACT        Custodian
                                                        --------         -------
                                                         (Cust.)         (Minor)
                                       under Uniform Transfers to Minors Act

                                             -------------------------------
                                                        (State)

     Additional abbreviations may also be used though not in the above list

For Value Received,                        hereby sell, assign and transfer unto
                    ----------------------

--------------------------------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Common Shares of the Corporation represented by the within
---------------------
Certificate, and do hereby irrevocably constitute and appoint
                                Attorney to transfer the said stock on the books
-------------------------------
of the within named Corporation with full power of substitution in the premises.

Dated:
      ---------------------------

                                        ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:

By
  ------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17Ad-15